UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 19, 2004


                          Cadence Resources Corporation
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               (Exact Name of Registrant as Specified in Charter)


            Utah                       0-25170                   87-0306609
            ----                       -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


6 East Rose Street, P.O. BOX 2056, Walla Walla, WA                      99362
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (509) 526-3491


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.


         On November 19, 2004, Cadence Resources Corporation ("Cadence"), issued a press release announcing that the Company signed a letter of intent establishing a 60 day exclusivity period in order to conduct due diligence and negotiate terms for acquisition of all of the outstanding shares of Aurora Energy, Ltd., a privately held company based in Traverse City, Michigan in exchange for shares of common stock of Cadence.

         A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release dated November 19, 2004

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2004

                                    CADENCE RESOURCES CORPORATION



                                    By: /s/ John P. Ryan
                                        ----------------------------------------
                                        Name:  John P. Ryan
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description
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99.1              Press Release dated November 19, 2004.